Exhibit 99.1

Alvotech and Oaktree Acquisition Corp. II Announce Shareholder Approval of Business Combination

•	Business Combination anticipated to close on or about June 15, 2022

•

Ordinary shares of Alvotech expected to trade under the new ticker symbol “ALVO” from June 16, 2022 on The Nasdaq Stock Market in New York and from June 23, 2022 on the Nasdaq First North Growth Market in Iceland

•	Warrants expected to trade on The Nasdaq Stock Market in New York under the new ticker symbol “ALVOW”

REYKJAVIK, Iceland & LOS ANGELES (June 7, 2022) – Alvotech Holdings S.A. (“Alvotech S.A.”), a global biotech company focused solely on the development and manufacture of biosimilar medicines for patients worldwide, and Oaktree Acquisition Corp. II (“OACB”) (NYSE: OACB), a special purpose acquisition company sponsored by an affiliate of Oaktree Capital Management, L.P. (“Oaktree”), announced today that their previously announced business combination between Alvotech S.A., OACB and the legal entity named Alvotech, previously named Alvotech Lux Holdings S.A.S., with Alvotech as the surviving entity (the “Business Combination”) was approved by OACB shareholders at an Extraordinary General Meeting (the “EGM”) on June 7, 2022.

It is anticipated that the Business Combination will close on or about June 15, 2022, subject to the satisfaction of all other applicable closing conditions. The ordinary shares of Alvotech are expected to trade under the new ticker symbol “ALVO” on The Nasdaq Stock Market in New York and The Nasdaq First North Growth Market in Reykjavik and the warrants of Alvotech are expected to trade on The Nasdaq Stock Market in New York under the new ticker symbol “ALVOW.”

“This an exciting time for the Alvotech team, our partners and everyone else demanding more affordable, high-quality biologic medicines,” said Robert Wessman, founder and Chairman of Alvotech. “Since our inception a decade ago, we have dedicated ourselves to expanding patient access to life-altering treatments.”

“Alvotech is becoming a public company at a pivotal inflection point in the global healthcare industry, a time when demand for increased affordability and accessibility has never been greater,” said Zaid Pardesi, CFO & Head of M&A of Oaktree Acquisition Corp II. “We are proud to partner with a company that is transforming the lives of patients and enhancing the sustainability of healthcare systems, and look forward to continuing to work with the Alvotech team in achieving their goal of becoming a leading supplier of biosimilar medicine in all major markets around the world.”

About Alvotech

Alvotech is a biotech company, founded by Robert Wessman, focused solely on the development and manufacture of biosimilar medicines for patients worldwide. Alvotech seeks to be a global leader in the biosimilar space by delivering high quality, cost-effective products and services, enabled by a fully integrated approach and broad in-house capabilities. Alvotech’s current pipeline contains eight biosimilar candidates aimed at treating autoimmune disorders, eye disorders, osteoporosis, respiratory disease, and cancer. Alvotech has formed a network of strategic commercial partnerships to provide global reach and leverage local expertise in markets that include the U.S., Europe, Japan, China, and other Asian countries and large parts of South America, Africa and the Middle East. Alvotech’s commercial partners include Teva Pharmaceuticals, a US affiliate of Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA; US), STADA Arzneimittel AG (EU and select other territories), Fuji Pharma Co., Ltd (TSE: 4554; Japan), Cipla/Cipla Gulf/Cipla Med Pro (NSE: CIPLA; Australia, New Zealand, South Africa/Africa), JAMP Pharma Corporation (Canada), Yangtze River Pharmaceutical (Group) Co., Ltd. (China), DKSH (SWX:DKSH; Taiwan, Hong Kong, Cambodia, Malaysia, Singapore, Indonesia, India, Bangladesh and Pakistan), YAS Holding LLC (Middle East and North Africa), Abdi Ibrahim (Turkey), Kamada Ltd. (NASDAQ and TASE: KMDA; Israel), Mega Labs, Stein, Libbs, Tuteur and Saval (Latin America) and Lotus Pharmaceuticals Co., Ltd. (1795:TT; Thailand, Vietnam, Philippines, and South Korea). Each commercial partnership covers a unique set of product(s) and territories. Except as specifically set forth therein, Alvotech disclaims responsibility for the content of periodic filings, disclosures and other reports made available by its partners. For more information, please visit www.alvotech.com.

About Oaktree Acquisition Corp. II

The Oaktree Acquisition Corp. franchise was formed to partner with high-quality, growing companies to facilitate their successful entry to the public markets. By leveraging the deep capabilities and experience of its sponsor, an affiliate of Oaktree, which manages $164 billion in assets under management as of March 31, 2022, Oaktree Acquisition Corp. seeks to provide best-in-class resources and execution, coupled with a focus on long-term partnership and shareholder value creation. For more information about Oaktree Acquisition Corp. II, please visit www.oaktreeacquisitioncorp.com.

Additional Information

In connection with the Business Combination, OACB, Alvotech S.A. and the legal entity named Alvotech, previously named Alvotech Lux Holdings S.A.S., (“TopCo”) filed with the U.S. Securities and Exchange Commission a Registration Statement on Form F-4 (as amended or supplemented through the date hereof, the “Registration Statement”) containing a proxy statement of OACB and a prospectus of TopCo.

This communication is not intended to form the basis of any investment decision. Investors and other interested persons are advised to read the Registration Statement and other documents filed in connection with the Business Combination, as these materials contain important information about Alvotech S.A., OACB, the Business Combination, and the combined company after the Business Combination. Shareholders of OACB can also obtain copies of the Registration Statement and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov, or by directing a written request to: Oaktree Acquisition Corp. II, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements.” Forward-looking statements generally relate to future events or the future financial operating performance of OACB or Alvotech. For example, Alvotech’s expectations regarding future growth, results of operations, performance, future capital and other expenditures including the development of critical infrastructure for the global healthcare markets, competitive advantages, business prospects and opportunities including pipeline product development, future plans and intentions, results, level of activities, performance, goals or achievements or other future events; the timing of the announcement of clinical trial results; the potential approval and commercial launch of it product candidates; and the timing of the closing of the Business Combination and expected first day of trading of TopCo’s securities on The Nasdaq Stock Market LLC and The Nasdaq First North Growth Market. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by OACB and its management, and Alvotech and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability, and contingencies, many of which are beyond OACB’s and Alvotech’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against OACB, the combined company or others following this announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to satisfy conditions to closing; (4) the inability to execute final agreement with respect to the loan facility with Sculptor on acceptable terms or at all; (5) the inability to consummate the transactions contemplated by the SEPA; (6) the ability to meet or maintain stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Alvotech; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Alvotech or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) Alvotech’s estimates of expenses and profitability; (13) Alvotech’s ability to develop, manufacture and commercialize the product candidates in its pipeline; (14) actions of regulatory authorities, which may affect the initiation, timing and progress of clinical trials or future regulatory approvals or marketing authorizations; (15) Alvotech’s ability to obtain and maintain regulatory approval or authorizations of its product candidates, including the timing or likelihood of expansion into additional markets or geographies; (16) the success of Alvotech’s current and future collaborations, joint ventures, partnerships or licensing arrangements; (17) Alvotech’s ability, and that of its commercial partners, to execute their commercialization strategy for approved products; (18) Alvotech’s ability to manufacture sufficient commercial supply of its approved products; (19) the outcome of ongoing and future litigation regarding Alvotech’s products and product candidates; (20) the potential impact of the ongoing COVID-19 pandemic on the FDA’s review timelines, including its ability to complete timely inspection of manufacturing sites; and (21) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OACB’s annual report on Form 10-K for the fiscal year ended December 31, 2021, in the Registration Statement or in other documents filed by OACB with the SEC. There may be additional risks that neither OACB nor Alvotech presently know or that OACB and Alvotech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OACB nor Alvotech undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this communication. Alvotech and OACB disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this communication and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold Alvotech, OACB or any of their respective directors, officers, employees, affiliates, agents, advisors, or representatives liable in any respect for the provision of this communication, the information contained in this communication, or the omission of any information from this communication.

No Offer

This communication is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

ALVOTECH HOLDINGS S.A.

Investor Relations

Stephanie Carrington

ICR Westwicke

Stephanie.Carrington@westwicke.com

(646) 277-1282

Media Relations

Sean Leous

ICR Westwicke

Sean.Leous@westwicke.com

(646) 866-4012

Corporate Communications

Alvotech.media@alvotech.com

OAKTREE ACQUISITION CORP. II

Investor Relations

info@oaktreeacquisitioncorp.com

Media Relations

mediainquiries@oaktreecapital.com